NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                CUSIP NO.  37934R 10 3

           NUMBER                                     SHARES


                    GLOBAL ECO-LOGICAL SERVICES, INC.

                  AUTHORIZED COMMON STOCK: 50,000,000
                       PAR VALUE: $.001 PER SHARE

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

         - Shares of Global Eco-Logical Services, Inc. Common Stock - transferable on the books of the Corporation in person or by duly authorized attorney under surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[CORPORATE             ---------------------         --------------------
--
   SEAL]               Secretary                     President


INTERWEST TRANSFER CO. INC. P.O. BOX 17136/SALT LAKE CITY, UTAH 84117

COUNTERSIGNED & REGISTERED     ------------------------------------------
--
----
                               COUNTERSIGNED Transfer Agent-Authorized
Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties       ---------Custodian-------
JT TEN - as joint tenants with a right         (Cust)            (Minor)
         of survivorship and not as         under Uniform Gifts to Minors
         tenants in common                  Act -----------------------
                                                       (State)

 Additional abbreviations may also be used though not in the above list.

  For Value Received, ______________hereby sell, assign and transfer unto

Please insert social security
or other identifying number of
assignee

-----------------------

-----------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)

-------------------------------------------------------------------------
-------------------------------------------------------------------------
------------------------------------------------------------------ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated -------------------


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NOTICE:  Signature must correspond to the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.